Exhibit 99.1

Ryman Hospitality Properties, Inc. Reports Second Quarter 2025 Results

NASHVILLE, Tenn. (August 4, 2025) – Ryman Hospitality Properties, Inc. (NYSE: RHP), a leading lodging real estate investment trust (“REIT”) specializing in group-oriented, destination hotel assets in urban and resort markets, today reported financial results for the three and six months ended June 30, 2025.

Second Quarter 2025 Highlights and Recent Developments:

●	The Company reported all-time quarterly record consolidated revenue of $659.5 million, driven by Hospitality segment revenue of $516.2 million and all-time quarterly record Entertainment segment revenue of $143.3 million.
●	Generated consolidated net income of $75.9 million and consolidated Adjusted EBITDAre of $211.9 million.
●	Booked over 720,000 same-store Hospitality[1] Gross Definite Room Nights for all future periods, at an estimated average daily rate (ADR) of $285.
●	Completed the acquisition of the 950-room JW Marriott Phoenix Desert Ridge Resort & Spa (the “JW Marriott Desert Ridge”) on June 10, 2025, adding a turnkey asset in a top 10 group meetings market[2] and creating incremental group customer rotation opportunities.
●	Completed an underwritten public offering of approximately 3.0 million common shares at a price to the public of $96.20 per share and a private placement of $625 million of 6.500% senior unsecured notes due 2033, the net proceeds of which were used to fund the acquisition of the JW Marriott Desert Ridge.
●	OEG refinanced its Block 21 CMBS loan with $130 million in incremental borrowings under OEG’s existing Term Loan B, simplifying OEG's capital structure.
●	The Company is revising its full year 2025 outlook to include the acquisition of the JW Marriott Desert Ridge and to account for incremental transient rate risk, primarily for its Nashville-based hotel properties.

Mark Fioravanti, President and Chief Executive Officer of Ryman Hospitality Properties, said, “We are pleased to have delivered first-half results in line with our expectations and to have acquired the JW Marriott Desert Ridge, which has long been at the top of our acquisition list. Despite the current uncertain economic environment, we have continued to demonstrate the strength of our business model through strong cost management, aggressive closure of in-the-year-for-the-year group bookings and efficient capital deployment, all with an eye toward long-term portfolio enhancement and customer retention. Group business on the books for 2026 and beyond remains healthy, which, together with favorable competitive supply dynamics, positions our portfolio to benefit from growing group meeting demand in the years to come.”

1 Same-store Hospitality includes the JW Marriott Hill Country for all periods presented and excludes the JW Marriott Desert Ridge, which was acquired June 10, 2025.

2 Based on the Cvent Top 50 meeting Destinations in North America, 2025.

Second Quarter 2025 Results (as compared to Second Quarter 2024):

	Three Months Ended				Six Months Ended
	June 30,				June 30,
($ in thousands, except per share amounts)			%				%
	2025	2024	Change		2025	2024	Change
Total revenue	$659,515	$613,290	7.5%		$1,246,795	$1,141,635	9.2%

Operating income	$139,425	$168,071	(17.0)%		$255,546	$264,452	(3.4)%
Operating income margin	21.1%	27.4%	(6.3)	pts	20.5%	23.2%	(2.7)	pts

Net income	$75,875	$104,740	(27.6)%		$138,889	$147,501	(5.8)%
Net income margin	11.5%	17.1%	(5.6)	pts	11.1%	12.9%	(1.8)	pts

Net income available to common stockholders	$71,753	$100,805	(28.8)%		$134,714	$143,861	(6.4)%
Net income available to common stockholders margin	10.9%	16.4%	(5.5)	pts	10.8%	12.6%	(1.8)	pts
Net income available to common stockholders per diluted share (1)	$1.12	$1.65	(32.1)%		$2.13	$2.31	(7.8)%

Adjusted EBITDAre	$211,856	$233,195	(9.2)%		$397,358	$394,260	0.8%
Adjusted EBITDAre margin	32.1%	38.0%	(5.9)	pts	31.9%	34.5%	(2.6)	pts
Adjusted EBITDAre, excluding noncontrolling interest	$200,561	$222,473	(9.8)%		$380,437	$378,876	0.4%
Adjusted EBITDAre, excluding noncontrolling interest margin	30.4%	36.3%	(5.9)	pts	30.5%	33.2%	(2.7)	pts

Funds From Operations (FFO) available to common stockholders and unit holders	$137,145	$157,647	(13.0)%		$260,047	$256,120	1.5%
FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.14	$2.57	(16.7)%		$4.13	$4.12	0.2%

Adjusted FFO available to common stockholders and unit holders	$148,845	$173,432	(14.2)%		$278,668	$276,126	0.9%
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.35	$2.83	(17.0)%		$4.44	$4.45	(0.2)%

1 Diluted weighted average common shares for the three and six months ended June 30, 2025 includes the impact of approximately 3.0 million additional shares issued on May 21, 2025. Diluted weighted average common shares for the three months ended June 30, 2025 and 2024 include 4.2 million and 3.1 million, respectively, and for the six months ended June 30, 2025 and 2024 include 3.7 million and 3.3 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

Note: Consolidated results for the 2024 periods reflect franchise tax refunds for the 2020 through 2023 tax periods, totaling approximately $9.1 million.

Note: For the Company’s definitions of Adjusted EBITDAre, Adjusted EBITDAre margin, Adjusted EBITDAre, excluding noncontrolling interest, Adjusted EBITDAre, excluding noncontrolling interest margin, FFO available to common stockholders and unit holders, and Adjusted FFO available to common stockholders and unit holders, as well as a reconciliation of the non-GAAP financial measure Adjusted EBITDAre to Net Income and a reconciliation of the non-GAAP financial measures FFO available to common stockholders and unit holders and Adjusted FFO available to common stockholders and unit holders to Net Income, see “Non-GAAP Financial Measures,” “EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Definition,” “Adjusted EBITDAre Margin and Adjusted EBITDAre, Excluding Noncontrolling Interest Margin Definition” “FFO, Adjusted FFO, and Adjusted FFO Available to Common Stockholders and Unit Holders Definition” and “Supplemental Financial Results” below.

Hospitality Segment

	Three Months Ended				Six Months Ended
	June 30,				June 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2025	2024	Change		2025	2024	Change
Hospitality revenue	$516,211	$519,087	(0.6)%		$1,013,941	$980,557	3.4%
Same-store Hospitality revenue (1)	$510,862	$519,087	(1.6)%		$1,008,592	$980,557	2.9%

Hospitality operating income	$126,920	$151,885	(16.4)%		$243,729	$254,070	(4.1)%
Hospitality operating income margin	24.6%	29.3%	(4.7)	pts	24.0%	25.9%	(1.9)	pts
Hospitality Adjusted EBITDAre	$186,435	$204,615	(8.9)%		$359,409	$359,208	0.1%
Hospitality Adjusted EBITDAre margin	36.1%	39.4%	(3.3)	pts	35.4%	36.6%	(1.2)	pts

Same-store Hospitality operating income (1)	$129,503	$151,885	(14.7)%		$246,312	$254,070	(3.1)%
Same-store Hospitality operating income margin (1)	25.3%	29.3%	(4.0)	pts	24.4%	25.9%	(1.5)	pts
Same-store Hospitality Adjusted EBITDAre (1)	$187,017	$204,615	(8.6)%		$359,991	$359,208	0.2%
Same-store Hospitality Adjusted EBITDAre margin (1)	36.6%	39.4%	(2.8)	pts	35.7%	36.6%	(0.9)	pts

Hospitality performance metrics:
Occupancy	73.3%	73.7%	(0.4)	pts	71.5%	70.2%	1.3	pts
Average Daily Rate (ADR)	$258.88	$260.76	(0.7)%		$261.53	$255.87	2.2%
RevPAR	$189.77	$192.07	(1.2)%		$187.03	$179.62	4.1%
Total RevPAR	$487.62	$499.76	(2.4)%		$486.10	$472.02	3.0%

Same-store Hospitality performance metrics: (1)
Occupancy	74.0%	73.7%	0.3	pts	71.8%	70.2%	1.6	pts
ADR	$259.19	$260.76	(0.6)%		$261.71	$255.87	2.3%
RevPAR	$191.70	$192.07	(0.2)%		$187.97	$179.62	4.6%
Total RevPAR	$491.84	$499.76	(1.6)%		$488.20	$472.02	3.4%

Gross definite room nights booked	720,644	844,170	(14.6)%		1,084,548	1,173,865	(7.6)%
Net definite room nights booked	539,860	648,434	(16.7)%		745,054	838,017	(11.1)%
Group attrition (as % of contracted block)	15.2%	15.1%	0.1	pts	15.4%	15.0%	0.4	pts
Cancellations ITYFTY (2)	17,287	13,987	23.6%		40,066	27,037	48.2%

1 Same-store Hospitality includes the JW Marriott Hill Country for all periods presented and excludes the JW Marriott Desert Ridge, which was acquired June 10, 2025.

2 “ITYFTY” represents In The Year For The Year.

Note: Hospitality and same-store Hospitality results for the 2024 periods reflect franchise tax refunds for the 2020 through 2023 tax periods, totaling approximately $5.6 million.

Note: For the Company’s definitions of Revenue Per Available Room (RevPAR) and Total Revenue Per Available Room (Total RevPAR), see “Calculation of RevPAR and Total RevPAR” below. Property-level results and operating metrics for second quarter 2025 are presented in greater detail below and under “Supplemental Financial Results—Hospitality Segment Adjusted EBITDAre Reconciliations and Operating Metrics,” which includes a reconciliation of the non-GAAP financial measures Hospitality Adjusted EBITDAre to Hospitality Operating Income, and property-level Adjusted EBITDAre to property-level Operating Income for each of the hotel properties.

Second Quarter 2025 Hospitality Segment Highlights

●	The same-store Hospitality portfolio generated second quarter operating income of $129.5 million and Adjusted EBITDAre of $187.0 million. The timing of the Easter holiday, unusually strong corporate group mix, and one-time franchise tax refunds in the second quarter of 2024 contributed to challenging year-over-year comparisons.
●	As anticipated, association group room nights traveled in the quarter were approximately 49,000 higher than the prior-year quarter, and corporate group room nights traveled declined by a similar amount. As a result, banquet and AV revenue declined approximately $16 million, driven primarily by the group mix shift.
●	Same-store gross group room nights booked in the second quarter for the current year were up 3% compared to last year, despite lower ITYFTY lead volumes. For the six-month period, ITYFTY same-store gross group room nights booked were flat compared to last year, and ADR on those bookings increased mid-single digits.
●	Second quarter attrition and cancellation revenue was approximately $9.5 million, a decrease of $0.3 million compared to the prior-year period.
●	In June 2025, the Company completed the renovation of the Presidential ballroom and meeting space at Gaylord Opryland.

Gaylord Opryland

	Three Months Ended				Six Months Ended
	June 30,				June 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2025	2024	Change		2025	2024	Change
Revenue	$116,465	$130,352	(10.7)%		$226,643	$234,187	(3.2)%

Operating income	$35,144	$50,642	(30.6)%		$65,242	$75,467	(13.5)%
Operating income margin	30.2%	38.9%	(8.7)	pts	28.8%	32.2%	(3.4)	pts
Adjusted EBITDAre	$43,710	$58,830	(25.7)%		$81,858	$91,777	(10.8)%
Adjusted EBITDAre margin	37.5%	45.1%	(7.6)	pts	36.1%	39.2%	(3.1)	pts

Performance metrics:
Occupancy	75.2%	75.4%	(0.2)	pts	70.1%	70.2%	(0.1)	pts
ADR	$246.17	$260.98	(5.7)%		$253.72	$253.71	0.0%
RevPAR	$185.19	$196.85	(5.9)%		$177.88	$178.23	(0.2)%
Total RevPAR	$443.16	$496.00	(10.7)%		$433.58	$445.55	(2.7)%

Note: Gaylord Opryland results for the 2024 periods reflect franchise tax refunds for the 2020 through 2023 tax periods, totaling approximately $5.4 million.

Gaylord Palms

	Three Months Ended				Six Months Ended
	June 30,				June 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2025	2024	Change		2025	2024	Change
Revenue	$73,113	$68,799	6.3%		$161,506	$154,262	4.7%

Operating income	$13,671	$13,479	1.4%		$37,453	$38,485	(2.7)%
Operating income margin	18.7%	19.6%	(0.9)	pts	23.2%	24.9%	(1.7)	pts
Adjusted EBITDAre	$23,236	$20,361	14.1%		$56,183	$52,232	7.6%
Adjusted EBITDAre margin	31.8%	29.6%	2.2	pts	34.8%	33.9%	0.9	pts

Performance metrics:
Occupancy	78.9%	62.5%	16.4	pts	77.4%	68.5%	8.9	pts
ADR	$243.35	$235.54	3.3%		$259.34	$253.19	2.4%
RevPAR	$192.00	$147.22	30.4%		$200.80	$173.55	15.7%
Total RevPAR	$467.66	$440.07	6.3%		$519.38	$493.36	5.3%

Gaylord Texan

	Three Months Ended				Six Months Ended
	June 30,				June 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2025	2024	Change		2025	2024	Change
Revenue	$82,494	$83,897	(1.7)%		$168,871	$168,799	0.0%

Operating income	$25,002	$26,314	(5.0)%		$52,697	$52,346	0.7%
Operating income margin	30.3%	31.4%	(1.1)	pts	31.2%	31.0%	0.2	pts
Adjusted EBITDAre	$31,159	$32,058	(2.8)%		$64,783	$63,981	1.3%
Adjusted EBITDAre margin	37.8%	38.2%	(0.4)	pts	38.4%	37.9%	0.5	pts

Performance metrics:
Occupancy	72.0%	78.8%	(6.8)	pts	72.5%	76.0%	(3.5)	pts
ADR	$253.06	$252.61	0.2%		$255.16	$246.43	3.5%
RevPAR	$182.32	$199.18	(8.5)%		$185.04	$187.36	(1.2)%
Total RevPAR	$499.74	$508.24	(1.7)%		$514.33	$511.28	0.6%

Gaylord National

	Three Months Ended				Six Months Ended
	June 30,				June 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2025	2024	Change		2025	2024	Change
Revenue	$83,413	$88,369	(5.6)%		$164,242	$156,643	4.9%

Operating income	$15,818	$22,321	(29.1)%		$25,292	$27,544	(8.2)%
Operating income margin	19.0%	25.3%	(6.3)	pts	15.4%	17.6%	(2.2)	pts
Adjusted EBITDAre	$25,420	$31,921	(20.4)%		$44,451	$46,740	(4.9)%
Adjusted EBITDAre margin	30.5%	36.1%	(5.6)	pts	27.1%	29.8%	(2.7)	pts

Performance metrics:
Occupancy	67.8%	70.8%	(3.0)	pts	70.1%	67.6%	2.5	pts
ADR	$263.97	$263.88	0.0%		$256.29	$250.67	2.2%
RevPAR	$178.85	$186.90	(4.3)%		$179.59	$169.54	5.9%
Total RevPAR	$459.23	$486.52	(5.6)%		$454.62	$431.20	5.4%

Gaylord Rockies

	Three Months Ended				Six Months Ended
	June 30,				June 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2025	2024	Change		2025	2024	Change
Revenue	$81,722	$76,836	6.4%		$152,670	$140,658	8.5%

Operating income	$21,798	$21,436	1.7%		$36,621	$33,433	9.5%
Operating income margin	26.7%	27.9%	(1.2)	pts	24.0%	23.8%	0.2	pts
Adjusted EBITDAre	$36,695	$35,574	3.2%		$66,370	$61,412	8.1%
Adjusted EBITDAre margin	44.9%	46.3%	(1.4)	pts	43.5%	43.7%	(0.2)	pts

Performance metrics:
Occupancy	80.3%	80.4%	(0.1)	pts	76.3%	72.4%	3.9	pts
ADR	$259.78	$255.44	1.7%		$258.52	$249.55	3.6%
RevPAR	$208.62	$205.25	1.6%		$197.21	$180.77	9.1%
Total RevPAR	$598.29	$562.53	6.4%		$561.94	$514.89	9.1%

JW Marriott Hill Country

	Three Months Ended				Six Months Ended
	June 30,				June 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2025	2024	Change		2025	2024	Change
Revenue	$66,573	$62,850	5.9%		$121,849	$112,791	8.0%

Operating income	$17,250	$15,438	11.7%		$28,099	$24,572	14.4%
Operating income margin	25.9%	24.6%	1.3	pts	23.1%	21.8%	1.3	pts
Adjusted EBITDAre	$25,169	$22,909	9.9%		$43,849	$39,440	11.2%
Adjusted EBITDAre margin	37.8%	36.5%	1.3	pts	36.0%	35.0%	1.0	pts

Performance metrics:
Occupancy	75.6%	79.0%	(3.4)	pts	71.8%	71.3%	0.5	pts
ADR	$342.79	$324.18	5.7%		$332.79	$318.83	4.4%
RevPAR	$259.31	$256.23	1.2%		$238.96	$227.31	5.1%
Total RevPAR	$730.11	$689.28	5.9%		$671.85	$618.50	8.6%

JW Marriott Desert Ridge1

Period Ended
June 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)
2025
Revenue	$5,349

Operating loss	$(2,583)
Operating loss margin	(48.3)%
Adjusted EBITDAre	$(582)
Adjusted EBITDAre margin	(10.9)%

Performance metrics:
Occupancy	39.3%
ADR	$228.50
RevPAR	$89.76
Total RevPAR	$268.11

1 The JW Marriott Desert Ridge was acquired by the Company on June 10, 2025, therefore there are no comparison figures.

Entertainment Segment

	Three Months Ended				Six Months Ended
	June 30,				June 30,
($ in thousands)			%				%
	2025	2024	Change		2025	2024	Change
Revenue	$143,304	$94,203	52.1%		$232,854	$161,078	44.6%

Operating income	$23,495	$25,822	(9.0)%		$33,811	$31,934	5.9%
Operating income margin	16.4%	27.4%	(11.0)	pts	14.5%	19.8%	(5.3)	pts
Adjusted EBITDAre	$33,908	$35,744	(5.1)%		$54,847	$51,283	6.9%
Adjusted EBITDAre margin	23.7%	37.9%	(14.2)	pts	23.6%	31.8%	(8.2)	pts

Note: Entertainment results for the 2024 periods reflect franchise tax refunds for the 2020 through 2023 tax periods, totaling approximately $3.4 million.

Fioravanti continued, “Our Entertainment segment delivered all-time record revenue, driven by continued momentum from our recent investments, including Category 10, Block 21 and Southern Entertainment. As anticipated, our investment in Southern Entertainment, together with the one-time franchise tax refunds received in the prior-year quarter, contributed to a lower Adjusted EBITDAre margin. The festivals business is seasonally weighted to the second quarter, and this year was impacted by some unfavorable weather conditions. We continue to see healthy demand and consumer enthusiasm for live experiences, highlighting the strength of the industry and our portfolio of iconic brands and venues.”

Corporate and Other Segment

	Three Months Ended			Six Months Ended
	June 30,			June 30,
($ in thousands)			%			%
	2025	2024	Change	2025	2024	Change
Operating loss	$(10,990)	$(9,636)	(14.1)%	$(21,994)	$(21,552)	(2.1)%
Adjusted EBITDAre	$(8,487)	$(7,164)	(18.5)%	$(16,898)	$(16,231)	(4.1)%

Note: Corporate and Other results for the 2024 periods reflect franchise tax refunds for the 2020 through 2023 tax periods, totaling approximately $0.1 million.

Capital Expenditures

In 2025, the Company continues to expect to spend approximately $350 to $450 million on capital expenditures, primarily related to its Hospitality business, which includes approximately $182 million spent in the first half of 2025.

Major Hospitality projects planned for the second half of 2025 include:

●	Continuation of the sports bar, pavilion and event lawn development at Gaylord Opryland, which is expected to be completed in the first quarter of 2026;
●	Continuation of the meeting space expansion at Gaylord Opryland, which is expected to be completed in 2027; and
●	Renovation of the rooms at Gaylord Texan, which began in July 2025 and is expected to be completed by mid-year 2026.

Included in the Company’s capital expenditure estimates are modest investments planned at the JW Marriott Desert Ridge, including completion of the meeting space renovations currently underway; conversion of approximately 5,000 square feet of vacant office space to additional carpeted breakout space; and event lawn enhancements to support the addition of ICE! programming in 2026.

Disruption

For 2025, the Company affirms its previously-stated expectation that the full year impact of construction-related disruption to its same-store Hospitality segment will be 250 to 350 basis points to RevPAR; 200 to 300 basis points to Total RevPAR; and $30 to $35 million to operating income and Adjusted EBITDAre. For the second half of the year, construction-related disruption is expected to impact results at Gaylord Opryland and Gaylord Texan.

2025 Guidance

The Company is updating its 2025 business performance outlook based on current information as of August 4, 2025. The Company does not expect to update the guidance provided below before next quarter’s earnings release. However, the Company may update or withdraw its full business outlook or any portion thereof at any time for any reason, including due to economic uncertainty and volatility.

Fioravanti concluded, “We are adjusting our full year 2025 outlook for the acquisition of the JW Marriott Desert Ridge, and we are updating the range of expected outcomes for same-store Hospitality Adjusted EBITDAre to account for incremental transient rate risk for our Nashville-based hotels in the second half of the year. Visitation and tourism trends for Nashville remain robust; however, new hotel supply in the market, particularly at the high end, has impacted transient occupancy levels, and, more recently, room rates. We remain bullish on the long-term trajectory of the markets in which we do business, and our competitive positioning within them.”

	Guidance Range			Prior Guidance Range
(in millions, except per share figures)	For Full Year 2025 (1)			Full Year 2025			Change
	Low	High	Midpoint	Low	High	Midpoint	Midpoint
Same-store Hospitality RevPAR growth (2)	1.25%	3.75%	2.50%	1.25%	3.75%	2.50%	-%
Same-store Hospitality Total RevPAR growth (2)	0.75%	3.25%	2.00%	0.75%	3.25%	2.00%	-%

Operating income:
Same-store Hospitality (2)	$444.0	$458.0	$451.0	$444.0	$468.0	$456.0	$(5.0)
JW Marriott Desert Ridge	–	2.0	1.0	–	–	–	1.0
Entertainment	65.8	69.8	67.8	65.8	69.8	67.8	-
Corporate and Other	(48.0)	(47.5)	(47.8)	(48.0)	(47.5)	(47.8)	-
Consolidated operating income	$461.7	$482.3	$472.0	$461.7	$490.3	$476.0	$(4.0)

Adjusted EBITDAre:
Same-store Hospitality (2)	$675.0	$705.0	$690.0	$675.0	$715.0	$695.0	$(5.0)
JW Marriott Desert Ridge	18.0	22.0	20.0	–	–	–	20.0
Entertainment	110.0	120.0	115.0	110.0	120.0	115.0	-
Corporate and Other	(36.0)	(34.0)	(35.0)	(36.0)	(34.0)	(35.0)	-
Consolidated Adjusted EBITDAre	$767.0	$813.0	$790.0	$749.0	$801.0	$775.0	$15.0

Net income	$225.8	$236.8	$231.3	$245.3	$261.0	$253.1	$(21.9)
Net income available to common stockholders	$216.8	$228.8	$222.8	$237.3	$255.0	$246.1	$(23.4)

FFO available to common stockholders and unit holders	$485.9	$520.3	$503.1	$487.4	$524.5	$505.9	$(2.8)
Adjusted FFO available to common stockholders and unit holders	$505.0	$546.5	$525.8	$510.0	$555.0	$532.5	$(6.8)

Net income available to common stockholders per diluted share (3)	$3.40	$3.55	$3.47	$3.80	$4.05	$3.93	$(0.46)
Adjusted FFO available to common stockholders and unit holders
per diluted share/unit (3)	$7.93	$8.49	$8.21	$8.24	$8.86	$8.55	$(0.34)

Weighted average shares outstanding - diluted (3)	66.2	66.2	66.2	64.5	64.5	64.5	1.7
Weighted average shares and OP units outstanding - diluted (3)	66.6	66.6	66.6	64.9	64.9	64.9	1.7

(1)	Includes the JW Marriott Desert Ridge, except as otherwise noted. Amounts are calculated based on unrounded numbers.
(2)	Same-store Hospitality includes the JW Marriott Hill Country and excludes the JW Marriott Desert Ridge, which was acquired on June 10, 2025.
(3)	Includes shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option, and the impact of approximately 3.0 million additional shares issued on May 21, 2025.

Note: For reconciliations of Consolidated Adjusted EBITDAre guidance to Net Income, segment-level Adjusted EBITDAre to segment-level Operating Income, and FFO and Adjusted FFO available to common stockholders and unitholders to Net Income available to common stockholders, see “Reconciliation of Forward-Looking Statements.”

Dividend Update

On July 15, 2025, the Company paid the previously announced quarterly cash dividend of $1.15 per common share, which was paid to stockholders of record as of June 30, 2025.

The Company’s dividend policy provides that it will distribute minimum dividends of 100% of REIT taxable income annually. Future dividends are subject to the Board’s future determinations as to amount and timing.

Balance Sheet/Liquidity Update

As of June 30, 2025, the Company had unrestricted cash of $420.6 million and total debt outstanding of $3,975.2 million, net of unamortized deferred financing costs. As of June 30, 2025, there were no amounts drawn under the Company’s revolving credit facility or OEG’s revolving credit facility, which left $780.0 million of aggregate borrowing availability under the Company’s revolving credit facility and OEG’s revolving credit facility.

Earnings Call Information

Ryman Hospitality Properties will hold a conference call to discuss this release tomorrow, August 5, at 10:00 a.m. ET. Investors can listen to the conference call over the Internet at www.rymanhp.com. To listen to the live call, please go to the Investor Relations section of the website (Investor Relations/News & Events/Events & Presentation) at least 15 minutes prior to the call to register and download any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call and will be available for at least 30 days.

About Ryman Hospitality Properties, Inc.

Ryman Hospitality Properties, Inc. (NYSE: RHP) is a leading lodging and hospitality real estate investment trust that specializes in upscale convention center resorts and entertainment experiences. The Company’s holdings include Gaylord Opryland Resort & Convention Center; Gaylord Palms Resort & Convention Center; Gaylord Texan Resort & Convention Center; Gaylord National Resort & Convention Center; and Gaylord Rockies Resort & Convention Center, five of the top seven largest non-gaming convention center hotels in the United States based on total indoor meeting space. The Company also owns the JW Marriott Phoenix Desert Ridge Resort & Spa and JW Marriott San Antonio Hill Country Resort & Spa as well as two ancillary hotels adjacent to our Gaylord Hotels properties. The Company’s hotel portfolio is managed by Marriott International and includes a combined total of 12,364 rooms as well as more than 3 million square feet of total indoor and outdoor meeting space in top convention and leisure destinations across the country. RHP also owns an approximate 70% controlling ownership interest in Opry Entertainment Group (OEG), which is composed of entities owning a growing collection of iconic and emerging country music brands, including the Grand Ole Opry; Ryman Auditorium; WSM 650 AM; Ole Red; Category 10; Nashville-area attractions; Block 21, a mixed-use entertainment, lodging, office and retail complex, including the W Austin Hotel and the ACL Live at the Moody Theater, located in downtown Austin, Texas; and a majority interest in Southern Entertainment, a leading festival and events business. RHP operates OEG as its Entertainment segment in a taxable REIT subsidiary, and its results are consolidated in the Company’s financial results.

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the future performance of the Company’s business, anticipated business levels and anticipated financial results for the Company during future periods, the Company’s expected cash dividend, and other business or operational issues. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with economic conditions affecting the hospitality business generally, the geographic concentration of the Company’s hotel properties, business levels at the Company’s hotels, the effects of inflation and changes in international, national, regional and local economic and market conditions (such as the imposition of trade barriers or other changes in trade policy) on the Company’s business, including the effects on costs of labor and supplies and effects on group customers at the Company’s hotels and customers in OEG’s businesses, the Company’s ability to remain qualified as a REIT, the Company’s ability to execute our strategic goals as a REIT, the Company’s ability to generate cash flows to support dividends, future board determinations regarding the timing and amount of dividends and changes to the dividend policy, the Company’s ability to borrow funds pursuant to its credit agreements and to refinance indebtedness and/or to successfully amend the agreements governing its indebtedness in the future, changes in interest rates, the Company’s integration of the JW Marriott Desert Ridge, the Company’s ability to identify and capitalize on additional value creation opportunities at the JW Marriott Desert Ridge and the occurrence of any event, change or other circumstance that could limit the Company’s ability to capitalize on any additional value creation opportunities it identifies at the JW Marriott Desert Ridge. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission (SEC) and include the risk factors and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and subsequent filings. Except as required by law, the Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Additional Information

This release should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent Annual Report on Form 10-K. Copies of our reports are available on our website at no expense at www.rymanhp.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Calculation of RevPAR and Total RevPAR

We calculate revenue per available room (“RevPAR”) for our hotels by dividing room revenue by room nights available to guests for the period. We calculate total revenue per available room (“Total RevPAR”) for our hotels by dividing the sum of room revenue, food & beverage, and other ancillary services revenue by room nights available to guests for the period. Hospitality metrics do not include the results of the W Austin, which is included in the Entertainment segment.

Calculation of GAAP Margin Figures

We calculate net income available to common stockholders margin by dividing GAAP consolidated net income available to common stockholders by GAAP consolidated total revenue. We calculate consolidated, segment or property-level operating income margin by dividing consolidated, segment or property-level GAAP operating income by consolidated, segment or property-level GAAP revenue.

Non-GAAP Financial Measures

We present the following non-GAAP financial measures we believe are useful to investors as key measures of our operating performance:

EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Definition

We calculate EBITDAre, which is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) in its September 2017 white paper as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property of the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

Adjusted EBITDAre is then calculated as EBITDAre, plus to the extent the following adjustments occurred during the periods presented:

●	preopening costs;
●	non-cash lease expense;
●	equity-based compensation expense;
●	impairment charges that do not meet the NAREIT definition above;
●	credit losses on held-to-maturity securities;
●	transaction costs of acquisitions;
●	interest income on bonds;
●	loss on extinguishment of debt;
●	pension settlement charges;
●	pro rata Adjusted EBITDAre from unconsolidated joint ventures; and
●	any other adjustments we have identified herein.

We then exclude the pro rata share of Adjusted EBITDAre related to noncontrolling interests to calculate Adjusted EBITDAre, Excluding Noncontrolling Interest.

We use EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest and segment or property-level EBITDAre and Adjusted EBITDAre to evaluate our operating performance. We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding our operating performance and debt leverage metrics, and that the presentation of these non-GAAP financial measures, when combined with the primary

GAAP presentation of net income or operating income, as applicable, is beneficial to an investor’s complete understanding of our operating performance. We make additional adjustments to EBITDAre when evaluating our performance because we believe that presenting Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest provides useful information to investors regarding our operating performance and debt leverage metrics.

Adjusted EBITDAre Margin and Adjusted EBITDAre, Excluding Noncontrolling Interest Margin Definition

We calculate consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest Margin by dividing consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest by GAAP consolidated total revenue. We calculate consolidated, segment or property-level Adjusted EBITDAre Margin by dividing consolidated, segment-, or property-level Adjusted EBITDAre by consolidated, segment-, or property-level GAAP revenue. We believe Adjusted EBITDAre, Excluding Noncontrolling Interest Margin is useful to investors in evaluating our operating performance because this non-GAAP financial measure helps investors evaluate and compare the results of our operations from period to period by presenting a ratio showing the quantitative relationship between Adjusted EBITDAre, Excluding Noncontrolling Interest and GAAP consolidated total revenue or segment or property-level GAAP revenue, as applicable.

FFO, Adjusted FFO, and Adjusted FFO Available to Common Stockholders and Unit Holders Definition

We calculate FFO, which definition is clarified by NAREIT in its December 2018 white paper as net income (calculated in accordance with GAAP) excluding depreciation and amortization (excluding amortization of deferred financing costs and debt discounts), gains and losses from the sale of certain real estate assets, gains and losses from a change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciated real estate held by the entity, income (loss) from consolidated joint ventures attributable to noncontrolling interest, and pro rata adjustments from unconsolidated joint ventures.

To calculate Adjusted FFO available to common stockholders and unit holders, we then exclude, to the extent the following adjustments occurred during the periods presented:

●	right-of-use asset amortization;
●	impairment charges that do not meet the NAREIT definition above;
●	write-offs of deferred financing costs;
●	amortization of debt discounts or premiums and amortization of deferred financing costs;
●	loss on extinguishment of debt;
●	non-cash lease expense;
●	credit loss on held-to-maturity securities;
●	pension settlement charges;
●	additional pro rata adjustments from unconsolidated joint ventures;
●	(gains) losses on other assets;
●	transaction costs of acquisitions;
●	deferred income tax expense (benefit); and
●	any other adjustments we have identified herein.

FFO available to common stockholders and unit holders and Adjusted FFO available to common stockholders and unit holders exclude the ownership portion of the joint ventures not controlled or owned by the Company.

We present Adjusted FFO available to common stockholders and unit holders per diluted share/unit as a non-GAAP measure of our performance in addition to net income available to common stockholders per diluted share (calculated in accordance with GAAP). We calculate Adjusted FFO available to common stockholders and unit holders per diluted share/unit as Adjusted FFO (defined as set forth above) for a given operating period, as adjusted for the effect of dilutive securities, divided by the number of diluted shares and units outstanding during such period.

We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding the performance of our ongoing operations because each presents a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, gain or loss on sale of assets and certain other items, which we believe are not indicative of the performance of our underlying hotel properties. We believe that these items are more representative of our asset base than our ongoing operations. We also use these non-GAAP financial measures as measures in determining our results after considering the impact of our capital structure.

We caution investors that non-GAAP financial measures we present may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP measures in the same manner. The non-GAAP financial measures we present, and any related per share measures, should not be considered as alternative measures of our net income, operating performance, cash flow or liquidity. These non-GAAP financial measures may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that these non-GAAP financial measures can enhance an investor’s understanding of our results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily better indicators of any trend as compared to GAAP measures such as net income, operating income, or cash flow from operations.

Investor Relations Contacts:

Mark Fioravanti, President and Chief Executive Officer

(615) 316-6588

mfioravanti@rymanhp.com

Jennifer Hutcheson, Chief Financial Officer

(615) 316-6320

jhutcheson@rymanhp.com

Sarah Martin, Vice President, Investor Relations

(615) 316-6011

sarah.martin@rymanhp.com

Media Contact: Shannon Sullivan, Vice President, Corporate and Brand Communications (615) 316-6725 ssullivan@rymanhp.com

Ryman Hospitality Properties, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

Unaudited

(In thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
Revenues:
Rooms	$200,900	$199,497	$390,132	$373,130
Food and beverage	250,391	259,386	503,654	494,469
Other hotel revenue	64,920	60,204	120,155	112,958
Entertainment	143,304	94,203	232,854	161,078
Total revenues	659,515	613,290	1,246,795	1,141,635

Operating expenses:
Rooms	47,238	45,062	93,527	89,163
Food and beverage	136,152	132,369	274,291	260,548
Other hotel expenses	130,588	117,769	254,512	236,582
Management fees, net	17,916	21,449	36,379	39,411
Total hotel operating expenses	331,894	316,649	658,709	625,704
Entertainment	110,376	59,560	180,146	112,147
Corporate	10,759	9,402	21,529	21,356
Preopening costs	98	1,055	185	2,491
Gain on sale of assets	–	–	–	(270)
Depreciation and amortization	66,963	58,553	130,680	115,755
Total operating expenses	520,090	445,219	991,249	877,183

Operating income	139,425	168,071	255,546	264,452

Interest expense, net of amounts capitalized	(58,534)	(56,577)	(112,817)	(117,020)
Interest income	5,583	7,064	11,042	14,586
Loss on extinguishment of debt	(2,542)	(1,797)	(2,542)	(2,319)
Income (loss) from unconsolidated joint ventures	(13)	183	(29)	215
Other gains and (losses), net	(196)	(4)	(304)	317
Income before income taxes	83,723	116,940	150,896	160,231
Provision for income taxes	(7,848)	(12,200)	(12,007)	(12,730)
Net income	75,875	104,740	138,889	147,501

Net income attributable to noncontrolling interest in OEG	(2,094)	(3,270)	(2,805)	(2,691)
Net income attributable to other noncontrolling interests	(2,028)	(665)	(1,370)	(949)
Net income available to common stockholders	$71,753	$100,805	$134,714	$143,861

Basic income per share available to common stockholders	$1.17	$1.68	$2.22	$2.41
Diluted income per share available to common stockholders (1)	$1.12	$1.65	$2.13	$2.31

Weighted average common shares for the period:
Basic	61,352	59,895	60,639	59,817
Diluted (1)	65,732	63,223	64,577	63,446

(1)	Diluted weighted average common shares for the three and six months ended June 30, 2025 include the impact of approximately 3.0 million additional shares issued on May 21, 2025. Diluted weighted average common shares for the three months ended June 30, 2025 and 2024 include 4.2 million and 3.1 million, respectively, and the six months ended June 30, 2025 and 2024 include 3.7 million and 3.3 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

Unaudited

(In thousands)

	June 30,	December 31,
	2025	2024
ASSETS:
Property and equipment, net of accumulated depreciation	$4,926,280	$4,124,382
Cash and cash equivalents - unrestricted	420,579	477,694
Cash and cash equivalents - restricted	30,126	98,534
Notes receivable, net	57,933	57,801
Trade receivables, net	131,962	94,184
Deferred income tax assets, net	61,094	70,511
Prepaid expenses and other assets	187,725	178,091
Intangible assets and goodwill, net	294,921	116,376
Total assets	$6,110,620	$5,217,573

LIABILITIES AND EQUITY:
Debt and finance lease obligations	$3,975,213	$3,378,396
Accounts payable and accrued liabilities	435,537	466,571
Dividends payable	74,721	71,444
Deferred management rights proceeds	164,442	164,658
Operating lease liabilities	144,493	135,117
Other liabilities	72,483	66,805
Noncontrolling interest in OEG	401,286	381,945
Total equity	842,445	552,637
Total liabilities and equity	$6,110,620	$5,217,573

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Adjusted EBITDAre Reconciliation

Unaudited

(In thousands)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2025		2024		2025		2024
	$	Margin	$	Margin	$	Margin	$	Margin
Consolidated:
Revenue	$659,515		$613,290		$1,246,795		$1,141,635
Net income	$75,875	11.5%	$104,740	17.1%	$138,889	11.1%	$147,501	12.9%
Interest expense, net	52,951		49,513		101,775		102,434
Provision for income taxes	7,848		12,200		12,007		12,730
Depreciation and amortization	66,963		58,553		130,680		115,755
Gain on sale of assets	–		–		–		(270)
Pro rata EBITDAre from unconsolidated joint ventures	1		2		2		4
EBITDAre	203,638	30.9%	225,008	36.7%	383,353	30.7%	378,154	33.1%
Preopening costs	98		1,055		185		2,491
Non-cash lease expense	945		933		1,834		1,858
Equity-based compensation expense	3,495		3,383		7,117		7,245
Interest income on Gaylord National bonds	1,113		1,195		2,227		2,390
Loss on extinguishment of debt	2,542		1,797		2,542		2,319
Transaction costs for acquisitions	25		–		100		–
Pro rata adjusted EBITDAre from unconsolidated joint ventures	–		(176)		–		(197)
Adjusted EBITDAre	211,856	32.1%	233,195	38.0%	397,358	31.9%	394,260	34.5%
Adjusted EBITDAre of noncontrolling interest	(11,295)		(10,722)		(16,921)		(15,384)
Adjusted EBITDAre, excluding noncontrolling interest	$200,561	30.4%	$222,473	36.3%	$380,437	30.5%	$378,876	33.2%

Hospitality segment:
Revenue	$516,211		$519,087		$1,013,941		$980,557
Operating income	$126,920	24.6%	$151,885	29.3%	$243,729	24.0%	$254,070	25.9%
Depreciation and amortization	57,397		50,553		111,503		100,783
Non-cash lease expense	1,005		982		1,950		1,965
Interest income on Gaylord National bonds	1,113		1,195		2,227		2,390
Adjusted EBITDAre	$186,435	36.1%	$204,615	39.4%	$359,409	35.4%	$359,208	36.6%

Same-store Hospitality segment: (1)
Revenue	$510,862		$519,087		$1,008,592		$980,557
Operating income	$129,503	25.3%	$151,885	29.3%	$246,312	24.4%	$254,070	25.9%
Depreciation and amortization	55,454		50,553		109,560		100,783
Non-cash lease expense	947		982		1,892		1,965
Interest income on Gaylord National bonds	1,113		1,195		2,227		2,390
Adjusted EBITDAre	$187,017	36.6%	$204,615	39.4%	$359,991	35.7%	$359,208	36.6%

Entertainment segment:
Revenue	$143,304		$94,203		$232,854		$161,078
Operating income	$23,495	16.4%	$25,822	27.4%	$33,811	14.5%	$31,934	19.8%
Depreciation and amortization	9,335		7,766		18,712		14,506
Preopening costs	98		1,055		185		2,491
Non-cash lease revenue	(60)		(49)		(116)		(107)
Equity-based compensation	1,028		1,005		2,048		1,893
Other gains and (losses), net	–		137		136		545
Transaction costs for acquisitions	25		–		100		–
Pro rata adjusted EBITDAre from unconsolidated joint ventures	(13)		8		(29)		21
Adjusted EBITDAre	$33,908	23.7%	$35,744	37.9%	$54,847	23.6%	$51,283	31.8%

Corporate and Other segment:
Operating loss	$(10,990)		$(9,636)		$(21,994)		$(21,552)
Depreciation and amortization	231		234		465		466
Other gains and (losses), net	(195)		(140)		(438)		(227)
Equity-based compensation	2,467		2,378		5,069		5,352
Gain on sale of assets	–		–		–		(270)
Adjusted EBITDAre	$(8,487)		$(7,164)		$(16,898)		$(16,231)

(1)	Same-store Hospitality includes the JW Marriott Hill Country for all periods presented and excludes the JW Marriott Desert Ridge, which was acquired June 10, 2025.

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Funds From Operations (“FFO”) and Adjusted FFO Reconciliation

Unaudited

(In thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
Net income available to common stockholders	$71,753	$100,805	$134,714	$143,861
Noncontrolling interest in OP Units	1,532	665	874	949
Net income available to common stockholders and unit holders	73,285	101,470	135,588	144,810
Depreciation and amortization	66,906	58,506	130,582	115,660
Adjustments for noncontrolling interest	(3,046)	(2,331)	(6,123)	(4,352)
Pro rata adjustments from joint ventures	–	2	–	2
FFO available to common stockholders and unit holders	137,145	157,647	260,047	256,120

Right-of-use asset amortization	57	47	98	95
Non-cash lease expense	945	933	1,834	1,858
Pro rata adjustments from joint ventures	–	(176)	–	(197)
Gain on other assets	–	–	–	(270)
Amortization of deferred financing costs	2,900	2,627	5,607	5,348
Amortization of debt discounts and premiums	430	658	988	1,307
Loss on extinguishment of debt	2,542	1,797	2,542	2,319
Adjustments for noncontrolling interest	(1,736)	(1,253)	(2,018)	(1,118)
Transaction cost of acquisitions	25	–	100	–
Deferred tax provision	6,537	11,152	9,470	10,664
Adjusted FFO available to common stockholders and unit holders	$148,845	$173,432	$278,668	$276,126

Basic net income per share	$1.17	$1.68	$2.22	$2.41
Diluted net income per share	$1.12	$1.65	$2.13	$2.31

FFO available to common stockholders and unit holders per basic share/unit	$2.22	$2.61	$4.26	$4.25
Adjusted FFO available to common stockholders and unit holders per basic share/unit	$2.41	$2.88	$4.57	$4.59

FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.14	$2.57	$4.13	$4.12
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.35	$2.83	$4.44	$4.45

Weighted average common shares and OP units for the period:
Basic	61,747	60,290	61,034	60,212
Diluted (1)	66,127	63,618	64,972	63,841

(1)	Diluted weighted average common shares for the three and six months ended June 30, 2025 include the impact of approximately 3.0 million additional shares issued on May 21, 2025. Diluted weighted average common shares for the three months ended June 30, 2025 and 2024 include 4.2 million and 3.1 million, respectively, and for the six months ended June 30, 2025 and 2024 include 3.7 million and 3.3 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Hospitality Segment Adjusted EBITDAre Reconciliation and Operating Metrics

Unaudited

(In thousands)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2025		2024		2025		2024
	$	Margin	$	Margin	$	Margin	$	Margin
Hospitality segment:
Revenue	$516,211		$519,087		$1,013,941		$980,557
Operating income	$126,920	24.6%	$151,885	29.3%	$243,729	24.0%	$254,070	25.9%
Depreciation and amortization	57,397		50,553		111,503		100,783
Non-cash lease expense	1,005		982		1,950		1,965
Interest income on Gaylord National bonds	1,113		1,195		2,227		2,390
Adjusted EBITDAre	$186,435	36.1%	$204,615	39.4%	$359,409	35.4%	$359,208	36.6%

Performance metrics:
Occupancy	73.3%		73.7%		71.5%		70.2%
ADR	$258.88		$260.76		$261.53		$255.87
RevPAR	$189.77		$192.07		$187.03		$179.62
OtherPAR	$297.85		$307.69		$299.07		$292.40
Total RevPAR	$487.62		$499.76		$486.10		$472.02

Same-store Hospitality segment: (1)
Revenue	$510,862		$519,087		$1,008,592		$980,557
Operating income	$129,503	25.3%	$151,885	29.3%	$246,312	24.4%	$254,070	25.9%
Depreciation and amortization	55,454		50,553		109,560		100,783
Non-cash lease expense	947		982		1,892		1,965
Interest income on Gaylord National bonds	1,113		1,195		2,227		2,390
Adjusted EBITDAre	$187,017	36.6%	$204,615	39.4%	$359,991	35.7%	$359,208	36.6%

Performance metrics:
Occupancy	74.0%		73.7%		71.8%		70.2%
ADR	$259.19		$260.76		$261.71		$255.87
RevPAR	$191.70		$192.07		$187.97		$179.62
OtherPAR	$300.14		$307.69		$300.23		$292.40
Total RevPAR	$491.84		$499.76		$488.20		$472.02

Gaylord Opryland:
Revenue	$116,465		$130,352		$226,643		$234,187
Operating income	$35,144	30.2%	$50,642	38.9%	$65,242	28.8%	$75,467	32.2%
Depreciation and amortization	8,575		8,199		16,635		16,332
Non-cash lease revenue	(9)		(11)		(19)		(22)
Adjusted EBITDAre	$43,710	37.5%	$58,830	45.1%	$81,858	36.1%	$91,777	39.2%

Performance metrics:
Occupancy	75.2%		75.4%		70.1%		70.2%
ADR	$246.17		$260.98		$253.72		$253.71
RevPAR	$185.19		$196.85		$177.88		$178.23
OtherPAR	$257.97		$299.15		$255.70		$267.32
Total RevPAR	$443.16		$496.00		$433.58		$445.55

Gaylord Palms:
Revenue	$73,113		$68,799		$161,506		$154,262
Operating income	$13,671	18.7%	$13,479	19.6%	$37,453	23.2%	$38,485	24.9%
Depreciation and amortization	8,609		5,889		16,819		11,760
Non-cash lease expense	956		993		1,911		1,987
Adjusted EBITDAre	$23,236	31.8%	$20,361	29.6%	$56,183	34.8%	$52,232	33.9%

Performance metrics:
Occupancy	78.9%		62.5%		77.4%		68.5%
ADR	$243.35		$235.54		$259.34		$253.19
RevPAR	$192.00		$147.22		$200.80		$173.55
OtherPAR	$275.66		$292.85		$318.58		$319.81
Total RevPAR	$467.66		$440.07		$519.38		$493.36

(1)	Same-store Hospitality includes the JW Marriott Hill Country for all periods presented and excludes the JW Marriott Desert Ridge, which was acquired June 10, 2025.

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Hospitality Segment Adjusted EBITDAre Reconciliation and Operating Metrics

Unaudited

(In thousands)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2025		2024		2025		2024
	$	Margin	$	Margin	$	Margin	$	Margin
Gaylord Texan:
Revenue	$82,494		$83,897		$168,871		$168,799
Operating income	$25,002	30.3%	$26,314	31.4%	$52,697	31.2%	$52,346	31.0%
Depreciation and amortization	6,157		5,744		12,086		11,635
Adjusted EBITDAre	$31,159	37.8%	$32,058	38.2%	$64,783	38.4%	$63,981	37.9%

Performance metrics:
Occupancy	72.0%		78.8%		72.5%		76.0%
ADR	$253.06		$252.61		$255.16		$246.43
RevPAR	$182.32		$199.18		$185.04		$187.36
OtherPAR	$317.42		$309.06		$329.29		$323.92
Total RevPAR	$499.74		$508.24		$514.33		$511.28

Gaylord National:
Revenue	$83,413		$88,369		$164,242		$156,643
Operating income	$15,818	19.0%	$22,321	25.3%	$25,292	15.4%	$27,544	17.6%
Depreciation and amortization	8,489		8,405		16,932		16,806
Interest income on Gaylord National bonds	1,113		1,195		2,227		2,390
Adjusted EBITDAre	$25,420	30.5%	$31,921	36.1%	$44,451	27.1%	$46,740	29.8%

Performance metrics:
Occupancy	67.8%		70.8%		70.1%		67.6%
ADR	$263.97		$263.88		$256.29		$250.67
RevPAR	$178.85		$186.90		$179.59		$169.54
OtherPAR	$280.38		$299.62		$275.03		$261.66
Total RevPAR	$459.23		$486.52		$454.62		$431.20

Gaylord Rockies:
Revenue	$81,722		$76,836		$152,670		$140,658
Operating income	$21,798	26.7%	$21,436	27.9%	$36,621	24.0%	$33,433	23.8%
Depreciation and amortization	14,897		14,138		29,749		27,979
Adjusted EBITDAre	$36,695	44.9%	$35,574	46.3%	$66,370	43.5%	$61,412	43.7%

Performance metrics:
Occupancy	80.3%		80.4%		76.3%		72.4%
ADR	$259.78		$255.44		$258.52		$249.55
RevPAR	$208.62		$205.25		$197.21		$180.77
OtherPAR	$389.67		$357.28		$364.73		$334.12
Total RevPAR	$598.29		$562.53		$561.94		$514.89

JW Marriott Hill Country:
Revenue	$66,573		$62,850		$121,849		$112,791
Operating income	$17,250	25.9%	$15,438	24.6%	$28,099	23.1%	$24,572	21.8%
Depreciation and amortization	7,919		7,471		15,750		14,868
Adjusted EBITDAre	$25,169	37.8%	$22,909	36.5%	$43,849	36.0%	$39,440	35.0%

Performance metrics:
Occupancy	75.6%		79.0%		71.8%		71.3%
ADR	$342.79		$324.18		$332.79		$318.83
RevPAR	$259.31		$256.23		$238.96		$227.31
OtherPAR	$470.80		$433.05		$432.89		$391.19
Total RevPAR	$730.11		$689.28		$671.85		$618.50

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Hospitality Segment Adjusted EBITDAre Reconciliation and Operating Metrics

Unaudited

(In thousands)

	Three Months Ended					Six Months Ended
	June 30,					June 30,
	2025		2024			2025		2024
	$	Margin	$		Margin	$	Margin	$		Margin
JW Marriott Desert Ridge:
Revenue	$5,349			$–		$5,349			$–
Operating loss	$(2,583)	(48.3)%		$–	N/A %	$(2,583)	(48.3)%		$–	N/A %
Depreciation and amortization	1,943			–		1,943			–
Non-cash lease expense	58			–		58			–
Adjusted EBITDAre	$(582)	(10.9)%		$–	N/A %	$(582)	(10.9)%		$–	N/A %

Performance metrics:
Occupancy	39.3%			N/A %		39.3%			N/A %
ADR	$228.50		$	N/A		$228.50		$	N/A
RevPAR	$89.76		$	N/A		$89.76		$	N/A
OtherPAR	$178.35		$	N/A		$178.35		$	N/A
Total RevPAR	$268.11		$	N/A		$268.11		$	N/A

The AC Hotel at National Harbor:
Revenue	$3,562			$4,107		$6,260			$6,929
Operating income	$757	21.3%		$1,404	34.2%	$871	13.9%		$1,731	25.0%
Depreciation and amortization	223			218		445			468
Adjusted EBITDAre	$980	27.5%		$1,622	39.5%	$1,316	21.0%		$2,199	31.7%

Performance metrics:
Occupancy	59.8%			66.9%		57.3%			61.9%
ADR	$286.90			$299.54		$271.75			$276.78
RevPAR	$171.54			$200.39		$155.71			$171.32
OtherPAR	$32.33			$34.67		$24.43			$26.97
Total RevPAR	$203.87			$235.06		$180.14			$198.29

The Inn at Opryland: (1)
Revenue	$3,520			$3,877		$6,551			$6,288
Operating income	$63	1.8%		$851	21.9%	$37	0.6%		$492	7.8%
Depreciation and amortization	585			489		1,144			935
Adjusted EBITDAre	$648	18.4%		$1,340	34.6%	$1,181	18.0%		$1,427	22.7%

Performance metrics:
Occupancy	58.1%			60.9%		51.0%			51.6%
ADR	$168.74			$179.80		$177.02			$172.78
RevPAR	$98.04			$109.56		$90.29			$89.16
OtherPAR	$29.63			$31.01		$29.15			$24.85
Total RevPAR	$127.67			$140.57		$119.44			$114.01

(1)	Includes other hospitality revenue and expense.

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Earnings Per Share, FFO Per Share and Adjusted FFO Per Share Calculations

Unaudited

(In thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
Earnings per share:

Numerator:
Net income available to common stockholders	$71,753	$100,805	$134,714	$143,861
Net income attributable to noncontrolling interest in OEG	2,094	3,270	2,805	2,691
Net income available to common stockholders - if-converted method	$73,847	$104,075	$137,519	$146,552

Denominator:
Weighted average shares outstanding - basic	61,352	59,895	60,639	59,817
Effect of dilutive stock-based compensation	147	206	194	314
Effect of dilutive put rights (1)	4,233	3,122	3,744	3,315
Weighted average shares outstanding - diluted	65,732	63,223	64,577	63,446

Basic income per share available to common stockholders	$1.17	$1.68	$2.22	$2.41
Diluted income per share available to common stockholders (1)	$1.12	$1.65	$2.13	$2.31

FFO per share/unit:

Numerator:
FFO available to common stockholders and unit holders	$137,145	$157,647	$260,047	$256,120
Net income attributable to noncontrolling interest in OEG	2,094	3,270	2,805	2,691
FFO adjustments for noncontrolling interest	2,601	2,331	5,234	4,352
FFO available to common stockholders and unit holders - if-converted method	$141,840	$163,248	$268,086	$263,163

Denominator:
Weighted average shares and OP units outstanding - basic	61,747	60,290	61,034	60,212
Effect of dilutive stock-based compensation	147	206	194	314
Effect of dilutive put rights (1)	4,233	3,122	3,744	3,315
Weighted average shares and OP units outstanding - diluted	66,127	63,618	64,972	63,841

FFO available to common stockholders and unit holders per basic share/unit	$2.22	$2.61	$4.26	$4.25
FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.14	$2.57	$4.13	$4.12

Adjusted FFO per share/unit:

Numerator:
Adjusted FFO available to common stockholders and unit holders	$148,845	$173,432	$278,668	$276,126
Net income attributable to noncontrolling interest in OEG	2,094	3,270	2,805	2,691
FFO adjustments for noncontrolling interest	2,601	2,331	5,234	4,352
Adjusted FFO adjustments for noncontrolling interest	1,736	1,253	2,018	1,118
Adjusted FFO available to common stockholders and unit holders - if-converted method	$155,276	$180,286	$288,725	$284,287

Denominator:
Weighted average shares and OP units outstanding - basic	61,747	60,290	61,034	60,212
Effect of dilutive stock-based compensation	147	206	194	314
Effect of dilutive put rights (1)	4,233	3,122	3,744	3,315
Weighted average shares and OP units outstanding - diluted	66,127	63,618	64,972	63,841

Adjusted FFO available to common stockholders and unit holders per basic share/unit	$2.41	$2.88	$4.57	$4.59
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.35	$2.83	$4.44	$4.45

(1)	Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“Adjusted EBITDAre”)

Unaudited

($ in thousands, except per share data)

	Guidance Range
	For Full Year 2025 (1)
	Low	High	Midpoint
Consolidated:
Net income	$225,750	$236,750	$231,250
Provision for income taxes	9,000	10,500	9,750
Interest expense, net	226,000	235,000	230,500
Depreciation and amortization	280,625	300,000	290,313
EBITDAre	$741,375	$782,250	$761,813
Non-cash lease expense	3,000	4,250	3,625
Preopening costs	500	1,000	750
Equity-based compensation expense	14,875	16,500	15,688
Pension settlement charge	1,250	1,500	1,375
Interest income on Gaylord National bonds	3,750	4,750	4,250
Loss on extinguishment of debt	2,250	2,750	2,500
Adjusted EBITDAre	$767,000	$813,000	$790,000

Hospitality segment:
Operating income	$444,000	$460,000	$452,000
Depreciation and amortization	239,000	254,000	246,500
Non-cash lease expense	3,250	4,250	3,750
Interest income on Gaylord National bonds	3,750	4,750	4,250
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$693,000	$727,000	$710,000

Same-store Hospitality segment: (2)
Operating income	$444,000	$458,000	$451,000
Depreciation and amortization	221,000	234,000	227,500
Non-cash lease expense	3,250	4,250	3,750
Interest income on Gaylord National bonds	3,750	4,750	4,250
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$675,000	$705,000	$690,000

JW Marriott Desert Ridge
Operating income	$–	$2,000	$1,000
Depreciation and amortization	18,000	20,000	19,000
Adjusted EBITDAre	$18,000	$22,000	$20,000

Entertainment segment:
Operating income	$65,750	$69,750	$67,750
Depreciation and amortization	39,500	43,500	41,500
Non-cash lease expense (revenue)	(250)	–	(125)
Preopening costs	500	1,000	750
Equity-based compensation	4,500	5,500	5,000
Other gains and (losses), net	–	250	125
Adjusted EBITDAre	$110,000	$120,000	$115,000

Corporate and Other segment:
Operating loss	$(48,000)	$(47,500)	$(47,750)
Depreciation and amortization	2,125	2,500	2,313
Equity-based compensation	10,375	11,000	10,688
Pension settlement charge	1,250	1,500	1,375
Other gains and (losses), net	(1,750)	(1,500)	(1,625)
Adjusted EBITDAre	$(36,000)	$(34,000)	$(35,000)

(1)	Includes the JW Marriott Desert Ridge, except as otherwise noted. Amounts are calculated based on unrounded numbers.
(2)	Same-store Hospitality includes the JW Marriott Hill Country and excludes the JW Marriott Desert Ridge, which was acquired June 10, 2025.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Funds From Operations (“FFO”) and Adjusted FFO

Unaudited

($ in thousands, except per share data)

	Guidance Range
	For Full Year 2025 (1)
	Low	High	Midpoint
Consolidated:
Net income available to common stockholders	$216,750	$228,750	$222,750
Noncontrolling interest in OP Units	1,000	2,000	1,500
Net income available to common stockholders and unit holders	$217,750	$230,750	$224,250
Depreciation and amortization	280,625	300,000	290,313
Adjustments for noncontrolling interest	(12,500)	(10,500)	(11,500)
FFO available to common stockholders and unit holders	$485,875	$520,250	$503,063
Right-of-use asset amortization	–	500	250
Non-cash lease expense	3,000	4,250	3,625
Pension settlement charge	1,250	1,500	1,375
Loss on extinguishment of debt	2,250	2,750	2,500
Adjustments for noncontrolling interest	(4,375)	(3,750)	(4,063)
Amortization of deferred financing costs	11,500	12,500	12,000
Amortization of debt discounts and premiums	1,500	2,500	2,000
Deferred tax provision	4,000	6,000	5,000
Adjusted FFO available to common stockholders and unit holders	$505,000	$546,500	$525,750

Net income available to common stockholders per diluted share (2)	$3.40	$3.55	$3.47
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (2)	$7.93	$8.49	$8.21

Estimated weighted average shares outstanding - diluted (in millions) (2)	66.2	66.2	66.2
Estimated weighted average shares and OP units outstanding - diluted (in millions) (2)	66.6	66.6	66.6

(1)	Includes the JW Marriott Desert Ridge, except as otherwise noted. Amounts are calculated based on unrounded numbers.
(2)	Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option. Also includes the impact of approximately 3.0 million additional shares issued on May 21, 2025.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Earnings Per Share and Adjusted FFO Per Share

Unaudited

(dollars in thousands, except per share data)

	Guidance Range
	For Full Year 2025
Earnings per share:	Low	High	Midpoint
Numerator:
Net income available to common stockholders	$216,750	$228,750	$222,750
Net income attributable to noncontrolling interest in OEG	8,000	6,000	7,000
Net income available to common stockholders - if-converted method	$224,750	$234,750	$229,750

Denominator:
Estimated weighted average shares outstanding - diluted (in millions) (1)	66.2	66.2	66.2

Diluted income per share available to common stockholders	$3.40	$3.55	$3.47

Adjusted FFO per share:
Numerator:
Adjusted FFO available to common stockholders and unit holders	$505,000	$546,500	$525,750
Net income attributable to noncontrolling interest in OEG	8,000	6,000	7,000
FFO adjustments for noncontrolling interest	11,000	9,000	10,000
Adjusted FFO Adjustments for noncontrolling interest	4,375	3,750	4,063
Adjusted FFO available to common stockholders and unit holders - if-converted method	$528,375	$565,250	$546,813

Denominator:
Estimated weighted average shares and OP units outstanding - diluted (in millions) (1)	66.6	66.6	66.6

Adjusted FFO available to common stockholders and unit holders per diluted share/unit	$7.93	$8.49	$8.21

(1)	Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option. Also includes the impact of approximately 3.0 million additional shares issued on May 21, 2025.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“Adjusted EBITDAre”)

Unaudited

($ in thousands, except per share data)

	Prior Guidance Range
	For Full Year 2025
	Low	High	Midpoint
Consolidated:
Net income	$245,250	$261,000	$253,125
Provision for income taxes	11,000	13,500	12,250
Interest expense, net	203,000	214,000	208,500
Depreciation and amortization	262,625	280,000	271,313
EBITDAre	$721,875	$768,500	$745,188
Non-cash lease expense	3,000	4,250	3,625
Preopening costs	500	1,000	750
Equity-based compensation expense	14,875	16,500	15,688
Pension settlement charge	1,250	1,500	1,375
Interest income on Gaylord National bonds	3,750	4,750	4,250
Loss on extinguishment of debt	3,750	4,500	4,125
Adjusted EBITDAre	$749,000	$801,000	$775,000

Hospitality segment:
Operating income	$444,000	$468,000	$456,000
Depreciation and amortization	221,000	234,000	227,500
Non-cash lease expense	3,250	4,250	3,750
Interest income on Gaylord National bonds	3,750	4,750	4,250
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$675,000	$715,000	$695,000

Entertainment segment:
Operating income	$65,750	$69,750	$67,750
Depreciation and amortization	39,500	43,500	41,500
Non-cash lease expense (revenue)	(250)	–	(125)
Preopening costs	500	1,000	750
Equity-based compensation	4,500	5,500	5,000
Other gains and (losses), net	–	250	125
Adjusted EBITDAre	$110,000	$120,000	$115,000

Corporate and Other segment:
Operating loss	$(48,000)	$(47,500)	$(47,750)
Depreciation and amortization	2,125	2,500	2,313
Equity-based compensation	10,375	11,000	10,688
Pension settlement charge	1,250	1,500	1,375
Other gains and (losses), net	(1,750)	(1,500)	(1,625)
Adjusted EBITDAre	$(36,000)	$(34,000)	$(35,000)

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Earnings Per Share and Adjusted FFO Per Share

Unaudited

(dollars in thousands, except per share data)

	Prior Guidance Range
	For Full Year 2025
	Low	High	Midpoint
Consolidated:
Net income available to common stockholders	$237,250	$255,000	$246,125
Noncontrolling interest in OP Units	–	–	–
Net income available to common stockholders and unit holders	$237,250	$255,000	$246,125
Depreciation and amortization	262,625	280,000	271,313
Adjustments for noncontrolling interest	(12,500)	(10,500)	(11,500)
FFO available to common stockholders and unit holders	$487,375	$524,500	$505,938
Right-of-use asset amortization	–	500	250
Non-cash lease expense	3,000	4,250	3,625
Pension settlement charge	1,250	1,500	1,375
Loss on extinguishment of debt	3,750	4,500	4,125
Adjustments for noncontrolling interest	(4,375)	(3,750)	(4,063)
Amortization of deferred financing costs	10,500	12,000	11,250
Amortization of debt discounts and premiums	1,500	2,500	2,000
Deferred tax provision	7,000	9,000	8,000
Adjusted FFO available to common stockholders and unit holders	$510,000	$555,000	$532,500

Net income available to common stockholders per diluted share (1)	$3.80	$4.05	$3.93
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$8.24	$8.86	$8.55

Estimated weighted average shares outstanding - diluted (in millions)	64.5	64.5	64.5
Estimated weighted average shares and OP units outstanding - diluted (in millions)	64.9	64.9	64.9

(1)	Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Funds From Operations (“FFO”) and Adjusted FFO

Unaudited

($ in thousands, except per share data)

	Prior Guidance Range
	For Full Year 2025
Earnings per share:	Low	High	Midpoint
Numerator:
Net income available to common stockholders	$237,250	$255,000	$246,125
Net income attributable to noncontrolling interest in OEG	8,000	6,000	7,000
Net income available to common stockholders - if-converted method	$245,250	$261,000	$253,125

Denominator:
Estimated weighted average shares outstanding - diluted (in millions) (1)	64.5	64.5	64.5

Diluted income per share available to common stockholders	$3.80	$4.05	$3.93

Adjusted FFO per share:
Numerator:
Adjusted FFO available to common stockholders and unit holders	$510,000	$555,000	$532,500
Net income attributable to noncontrolling interest in OEG	8,000	6,000	7,000
FFO adjustments for noncontrolling interest	12,500	10,500	11,500
Adjusted FFO Adjustments for noncontrolling interest	4,375	3,750	4,063
Adjusted FFO available to common stockholders and unit holders - if-converted method	$534,875	$575,250	$555,063

Denominator:
Estimated weighted average shares and OP units outstanding - diluted (in millions) (1)	64.9	64.9	64.9

Adjusted FFO available to common stockholders and unit holders per diluted share/unit	$8.24	$8.86	$8.55

(1)	Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.